UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 9, 2007


                           I.C. ISAACS & COMPANY, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  0-23379             52-1377061
 (State or other jurisdiction of    (Commission          (IRS Employer
  incorporation or organization)    File Number)       Identification No.)


                 475 10th Avenue, 9th Floor, New York, NY 10018
          (Address, including zip code, of principal executive offices)


                                 (646) 459-2600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

             The information provided pursuant to Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.


Item 7.01    Regulation FD Disclosure.

             On May 9, 2007, I.C. Isaacs & Company, Inc. issued a press release announcing its first quarter 2007 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

      (d)    Exhibits

Exhibit Number             Description
--------------             -----------

99.1                       Press release dated May 9, 2007.

                                    Signature

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           I.C. Isaacs & Company, Inc.



Date: May 9, 2007                          By: /s/ Gregg A. Holst
                                               ----------------------------
                                               Gregg A. Holst
                                               Chief Financial Officer